UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2026

Third Point Private Capital Partners

(Exact Name of Registrant as Specified in Charter)

Delaware	000-56662	99-3198614
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

55 Hudson Yards, 51st Floor New York, New York	10001
(Address of Principal Executive Offices)	(Zip Code)

(212) 715-3880

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Goldman Sachs Bank USA Asset-Based Credit Facility

On April 7, 2026, TP Private Capital Partners SPV I (FLCF) LLC (“SPV I”), a wholly-owned subsidiary of Third Point Private Capital Partners (the “Fund”), entered into a senior secured credit facility (the “ABL Credit Facility”) pursuant to a Credit Agreement (the “ABL Credit Agreement”) with Goldman Sachs Bank USA, as administrative agent and lender. At closing, the ABL Credit Facility had an initial committed amount of $150,000,000 (the “Facility Amount”), with the ability to increase up to a specified maximum amount subject to satisfaction of certain conditions and Goldman Sachs’ consent. The ABL Credit Facility has a five-year maturity, consisting of a three-year reinvestment period followed by a two-year amortization period. Advances under the ABL Credit Facility bear interest at a rate per annum equal to Term SOFR plus 1.90% for Term SOFR loans. SPV I is required to pay (i) an upfront fee equal to 0.75% of the Facility Amount, payable on the closing date, and (ii) a quarterly unused commitment fee equal to 0.40% per annum on the unused portion (or such other amount, to the extent applicable, based on the date of determination) of the Facility Amount, calculated on the basis of a 360-day year and the actual number of days elapsed.

The foregoing description is only a summary of the material provisions of the ABL Credit Facility and is qualified in its entirety by reference to the ABL Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Goldman Sachs Bank USA Subscription Credit Facility

On April 7, 2026, TP Private Capital Partners SPV II (SCF) LLC (“SPV II”), a wholly-owned subsidiary of the Fund, entered into a senior secured revolving credit facility (the “SCF Credit Facility”) pursuant to a Credit Agreement (the “SCF Credit Agreement”) with Goldman Sachs Bank USA, as administrative agent and lender. At closing, the SCF Credit Facility had an initial committed amount of $20,000,000 (the “SCF Facility Amount”). The SCF Credit Facility matures on the earlier of (i) the 12-month anniversary of the closing date and (ii) 30 days prior to the last date the Fund may issue capital calls under its governing documents. Advances under the SCF Credit Facility bear interest at a rate per annum equal to Term SOFR plus 2.40% for Term SOFR loans. SPV II is required to pay (i) an upfront fee equal to 0.25% of the SCF Facility Amount, payable on the closing date, and (ii) a quarterly unused commitment fee equal to 0.25% per annum on the unused portion of the SCF Facility Amount.

The foregoing description is only a summary of the material provisions of the SCF Credit Facility and is qualified in its entirety by reference to the SCF Credit Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K.

Subscription Agreement

On April 7, 2026, the Fund entered into a subscription agreement (the “Subscription Agreement”) with Delticus Opportunities Fund LLC, an affiliate of Third Point Private Capital LLC, the Fund’s investment adviser, pursuant to which the investor committed to purchase shares of the Fund’s Class I common stock, par value $0.001 per share (the “Shares”), in an aggregate amount of up to $40,000,000.

In connection with the acceptance of the subscription, the investor funded its entire capital commitment in full.

The foregoing description is only a summary of the material provisions of the Subscription Agreement and is qualified in its entirety by reference to the Subscription Agreement, a copy of which is filed as Exhibit 10.7 to the Fund’s Registration Statement on Form 10 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

Initial Portfolio / Warehouse Investments

On April 7, 2026, the Fund completed the acquisition of a portfolio of loan investments (the “Warehouse Investments”) from Macquarie Bank Limited and/or its affiliates (collectively, “Macquarie”) pursuant to certain LSTA Par/Near Par trade confirmations and related agreements (the “Trade Confirmations”).

The Warehouse Investments were previously acquired by Macquarie at the request of the Fund prior to the Fund’s election to be regulated as a business development company under the Investment Company Act of 1940, as amended, and were identified, evaluated and selected by the TP Private Credit Team.

Pursuant to the Trade Confirmations, the Fund’s obligation to purchase the Warehouse Investments was subject to certain conditions, including the receipt by the Fund of a minimum amount of committed but uncalled capital commitments and approval by the Fund’s Board of Trustees. The Fund satisfied such conditions and completed the acquisition on April 7, 2026.

The aggregate commitments/par amount of the Warehouse Investments was approximately $105,909,888, and the aggregate purchase price was approximately $85,696,118, net of accrued interest. The acquisition was funded with a combination of cash proceeds from the Fund’s private offering of its Shares described under Item 3.02 below and borrowings under the Fund’s credit facilities described under Item 1.01 above.

A schedule of the Warehouse Investments purchased by the Fund on the acquisition date is set forth below:

Company Name	Industry	Security Type	Facility Type	Reference Rate + Spread	Interest Rate[1]	Maturity	Commitments/ Par Amount/ Units	Cost[2]	Fair Value[3]	Percentage of Total Cost of Warehousing Transactions
Cornerstone Caregiving, LLC	Health Care Providers & Services	First Lien	Term Loan	SOFR+4.75%	8.44%	4/1/2032	$9,230,769	$9,139,001	$9,138,462	10.66%
Cornerstone Caregiving, LLC	Health Care Providers & Services	First Lien	Revolving Loan	SOFR+4.75%	N/A	4/1/2032	$769,231	$(7,255)	$(7,692)	-0.01%
CP Turf Parent, LLC	Building Products	First Lien	Revolving Loan	SOFR+5.00%	N/A	10/25/2029	$918,750	$(2,678)	$(9,188)	0.00%
CP Turf Parent, LLC	Building Products	First Lien	Delayed Draw Term Loan	SOFR+5.00%	N/A	10/25/2029	$1,454,111	$912	$(14,541)	0.00%
CP Turf Parent, LLC	Building Products	First Lien	Term Loan	SOFR+5.00%	8.70%	10/25/2029	$6,631,140	$6,522,939	$6,564,829	7.61%
CP Turf Parent, LLC	Building Products	First Lien	Term Loan	SOFR+5.00%	8.70%	10/25/2029	$1,322,029	$1,300,457	$1,308,808	1.52%
Fabletics, Inc.	Textiles, Apparel & Luxury Goods	First Lien	Term Loan	SOFR+7.50%	11.17%	10/31/2030	$12,500,000	$12,117,508	$12,375,000	14.14%
Fabletics, Inc.	Textiles, Apparel & Luxury Goods	First Lien	Delayed Draw Term Loan	SOFR+7.50%	11.17%	10/31/2030	$500,000	$84,614	$73,993	0.10%
Genova Diagnostics, Inc.	Health Care Providers & Services	First Lien	Term Loan	SOFR+6.75%	10.45%	12/23/2030	$16,797,581	$16,135,984	$16,335,647	18.83%
Genova Diagnostics, Inc.	Health Care Providers & Services	First Lien	Revolving Loan	SOFR+6.75%	N/A	12/23/2030	$1,290,323	$(26,536)	$(35,484)	-0.03%
Genova Diagnostics, Inc.	Health Care Providers & Services	First Lien	Delayed Draw Term Loan	SOFR+6.75%	10.45%	12/23/2030	$1,806,452	$1,741,377	$1,756,774	2.03%
Kassel Mechanical, LLC	Commercial Services & Supplies	First Lien	Term Loan	SOFR+8.00%	11.66%	9/17/2029	$15,655,646	$15,172,897	$15,420,811	17.71%
LHS Borrower, LLC	Building Products	First Lien	Term Loan	SOFR+5.25%	8.92%	9/4/2031	$10,049,063	$9,770,492	$9,898,327	11.40%
LHS Borrower, LLC	Building Products	First Lien	Revolving Loan	SOFR+5.25%	8.92%	9/4/2031	$750,000	$191,300	$183,750	0.22%
Valor Buyco LLC	Transportation Infrastructure	First Lien	Revolving Loan	SOFR+4.75%	N/A	12/23/2031	$2,666,667	$(7,772)	$(26,667)	-0.01%
Valor Buyco LLC	Transportation Infrastructure	First Lien	Term Loan	SOFR+4.75%	8.45%	12/23/2031	$7,777,778	$7,657,246	$7,700,000	8.94%
Valor Buyco LLC	Transportation Infrastructure	First Lien	Delayed Draw Term Loan	SOFR+4.75%	N/A	12/23/2031	$5,555,556	$11,586	$(55,556)	0.01%
VP Security Buyer, Inc.	Professional Services	First Lien	Revolving Loan	SOFR+4.75%	N/A	10/10/2031	$1,666,667	$(763)	$(20,833)	0.00%
VP Security Buyer, Inc.	Professional Services	First Lien	Term Loan	SOFR+4.75%	8.40%	10/10/2031	$4,821,250	$4,680,433	$4,760,984	5.46%
VP Security Buyer, Inc.	Professional Services	First Lien	Delayed Draw Term Loan	SOFR+4.75%	8.42%	10/10/2031	$3,746,875	$1,214,376	$1,200,039	1.42%
Total Investments							$105,909,888	$85,696,118	$86,547,463	100%

[1]	Represents interest rates in effect as of April 7, 2026. Positions, or portions thereof, that represent unfunded commitments do not earn interest, although such positions may be subject to unused commitment fees.

[2]	Negative cost may result from unamortized fees or amounts received at settlement in excess of capital invested.

[3]	Negative fair value may result from the commitment being valued below par.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above under “Goldman Sachs Bank USA Asset-Based Credit Facility” and “Goldman Sachs Bank USA Subscription Credit Facility” are incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Subscription Agreement described under Item 1.01 above, the Fund issued 1,600,000 Shares to the investor in exchange for an aggregate capital contribution of $40,000,000.

The offer and sale of the Shares was made pursuant to the Subscription Agreement and was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof and Regulation D promulgated thereunder.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
10.1	ABL Credit Agreement, dated as of April 7, 2026, by and among TP Private Capital Partners SPV I (FLCF) LLC, as borrower, Third Point Private Capital LLC, as collateral manager, various lenders, Goldman Sachs Bank USA, as syndication agent, administrative agent and calculation agent, and State Street Bank and Trust Company, as collateral agent, collateral custodian, and collateral administrator.

10.2	SCF Credit Agreement, dated as of April 7, 2026 by and among TP Private Capital Partners SPV II (SCF) LLC, as borrower, Third Point Private Capital LLC, as collateral manager, and Goldman Sachs Bank USA, as administrative agent and as a lender, and the other lenders from time to time party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THIRD POINT PRIVATE CAPITAL PARTNERS (Registrant)

By:	/s/ Christopher W. Taylor
Christopher W. Taylor
President and Chief Executive Officer

Date: April 13, 2026